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                                                                    Exhibit 99.6
                                                                         Page 12

CASE NAME: Aerovox, Inc.      STATEMENT OF SOURCES AND USES OF        FORM OPR-6
CASE NUMBER: 01-14680 jnf           CASH FOR MONTH ENDED:

                                             27-Oct-01      01-Dec-01     29-Dec-01      26-Jan-02      23-Feb-02
                                             ---------      ---------     ---------      ---------      ---------
SOURCES OF CASH

  Net income (loss)                         $ (888,411)   $(1,010,724)   $ (297,579)    $(1,112,452)    $ (526,599)
                                            ----------    -----------    ----------     -----------     ----------

    Depreciation and amortization              285,386        292,400       283,689         286,545        267,909
                                            ----------    -----------    ----------     -----------     ----------

    Other non-cash                                                                          337,159
                                            ----------    -----------    ----------     -----------     ----------
    Increase in allowance for
      doubtful accounts                         23,851         12,531        10,000           9,000          9,156
                                            ----------    -----------    ----------     -----------     ----------

OPERATIONS

  Add: Decrease in assets:

    Accounts receivable                        482,840        302,260       236,289          63,444              0
                                            ----------    -----------    ----------     -----------     ----------

    Inventory, at cost                          56,623        659,422       182,809         392,468        188,496
                                            ----------    -----------    ----------     -----------     ----------

    Prepaid expenses and current assets         42,661              0             0               0              0
                                            ----------    -----------    ----------     -----------     ----------

    Property, plant and equipment                    0              0             0          26,486              0
                                            ----------    -----------    ----------     -----------     ----------
    Other (including Intercompany
      activity)                                410,958        233,528       424,141         121,585        208,623
                                            ----------    -----------    ----------     -----------     ----------

  Increases in liabilities:

    Pre petition liabilities                         0              0             0               0              0
                                            ----------    -----------    ----------     -----------     ----------

    Post petition liabilities                  485,042        307,127             0         128,470        162,119
                                            ----------    -----------    ----------     -----------     ----------

    Other liabilities per book                       0              0       214,526               0              0
                                            ----------    -----------    ----------     -----------     ----------

  TOTAL SOURCES OF CASH (A)                    898,949        796,544     1,053,875         252,705        309,704
                                            ----------    -----------    ----------     -----------     ----------

USES OF CASH

  Less: Increase in assets:

    Accounts receivable                              0              0             0               0       (531,045)
                                            ----------    -----------    ----------     -----------     ----------

    Inventory, at cost                               0              0             0               0              0
                                            ----------    -----------    ----------     -----------     ----------

    Prepaids and other assets                        0        (35,668)      (24,195)        (64,036)       (19,110)
                                            ----------    -----------    ----------     -----------     ----------

    Property, plant, and equipment              (9,779)       (21,801)       (5,883)              0         (1,480)
                                            ----------    -----------    ----------     -----------     ----------

    Other (including Intercompany
      activity)                               (104,298)      (173,488)     (312,436)        (29,902)      (217,500)
                                            ----------    -----------    ----------     -----------     ----------

  Decreases in liabilities:

    Pre petition liabilities                   (51,075)       (26,761)     (391,159)       (157,963)             0
                                            ----------    -----------    ----------     -----------     ----------

    Post petition liabilities                        0              0      (536,475)              0              0
                                            ----------    -----------    ----------     -----------     ----------

    Other liabilities per book                (100,639)        (1,524)     (243,504)         12,615        (25,761)
                                            ----------    -----------    ----------     -----------     ----------

  TOTAL USES OF CASH (B)                      (265,791)      (259,243)   (1,513,652)       (239,286)      (794,896)
                                            ----------    -----------    ----------     -----------     ----------

NET SOURCE (USE) OF CASH (A-B=NET)             633,158        537,301      (459,776)         13,419       (485,192)
                                            ----------    -----------    ----------     -----------     ----------

CASH-BEGINNING BALANCE (See OPR-1)           3,309,063      3,942,222     4,479,523       4,019,747      4,033,165
                                            ----------    -----------    ----------     -----------     ----------

CASH-ENDING BALANCE (See OPR-1)             $3,942,222    $ 4,479,523    $4,019,747     $ 4,033,165     $3,547,974
                                            ==========    ===========    ==========     ===========     ==========

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